TRAVELERS SERIES FUND INC.
on behalf of the
GT Global Strategic Income Portfolio (the "Portfolio")

Supplement dated March 27, 1998 to
Prospectus dated February 27, 1998


On January 30, 1998 Liechtenstein Global Trust ("LGT"), the indirect parent organization of Chancellor LGT Asset Management, Inc. ("Sub-Adviser"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Sub-Adviser. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and AIM Management Group Inc. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Portfolio's current subadvisory agreement with the Sub-Adviser under the Investment Company Act of 1940, as amended (and therefore, a termination of such agreement), it is anticipated that the approval of the Fund's Board of Directors and the Portfolio's shareholders of a new subadvisory agreement will be sought.

A special meeting of shareholders of the Portfolio will be held on May 20, 1998 to consider and vote on the new subadvisory agreement.




FD 01434